AMENDMENT NUMBER ONE

TO

LOAN AGREEMENT

DATED September 14, 2015

THIS AMENDMENT NUMBER ONE to the Loan Agreement dated September 14, 2015 by and between TRACK GROUP, INC. a Delaware corporation (formerly a Utah corporation) (the “Borrower”) and SAPINDA ASIA LIMITED a British Virgin Islands corporation (the “Lender”) is entered into as of March 13, 2017 (Borrower and Lender collectively referred to herein as “Parties” and individually as a “Party”).

WHEREAS, the Parties entered into that certain Loan Agreement dated September 14, 2015 and desire to amend such Loan Agreement;

WHEREAS, the Parties desire to remove the three percent (3%) per annum interest rate for undrawn funds under the Loan Agreement (known herein as the “3% Interest”);

NOW THEREFORE, the Parties, in consideration of the mutual agreements contained herein, agree as follows:

1.

Removal and Replacement of Section 1.1 of the Loan Agreement:  Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to the terms and conditions set forth herein, Lender shall lend to Borrower up to the aggregate principal amount of Five Million U.S. Dollars ($5,000,000) with interest at the rate of eight percent (8%) per annum for drawn down funds, all payable at the Maturity Date (as hereinafter defined).  Interest shall be calculated on a 360 day year.  Upon signing an applicable note(s) (the “Notes”) in substantially the form attached hereto as Schedule “I” the Loan shall be funded by Lender as follows:  Borrower shall deliver to Lender a Notice of Borrowing and Promissory Note fifteen (15) business days prior to the date the funds are needed and Lender shall deliver the funds requested on the date requested in the Notice of Borrowing, up to the total amount hereunder (collectively the “Loan”)”.

2.

Removal and Replacement of Section 1.3 of the Loan Agreement: Section 1.3 is hereby deleted in its entirety and replaced with the following:

“The term of the Loan shall begin on the date hereof and run through midnight Central Time on September 30, 2020 (the “Maturity Date”).”

3.

Forgiveness of 3% Interest by Lender and forgiveness of Lender Penalty by Borrower:  The Parties hereto acknowledge that Borrower has incurred and Lender has accrued $129,724.20 in 3% Interest, and Lender has accrued and Borrower has accrued $214,000.00 in Lender penalties under Section 6 of the Loan Agreement as of 31 December 2016.  Lender hereby forgives all of the 3% Interest accrued as of 31 December 2016 as well as any 3% Interest that would have been accrued through the date of this Amendment Number One. Borrower hereby forgives all accrued Lender penalties as of 31 December 2016 as well as any Lender penalties that would have been accrued through the date of this Amendment Number One.  Notwithstanding the foregoing, Lender shall begin to incur additional Lender penalties under Section 6 of the Loan Agreement, if Lender has not fully funded the agreed additional amount of $1,500,000 to the Borrower by March 31, 2017.

4.

Acknowledgement of Borrowed Funds: The Parties hereto acknowledge that Borrower has drawn down and Lender has funded $1,399,644.44 on January 31, 2015 and $2,000,000 on July 14, 2016 for a total of $3,399,644.44 in principal outstanding and accruing interest at eight percent (8%) per annum form the dates such funds were funded by Lender.

5.

New Address for Borrower:  Borrower’s principal business address is for purposes of all notices under the Loan Agreement:

Track Group, Inc.

Attn: Chief Financial Officer

1215 Lakeview Court

Romeoville, IL  60446

6.

All other terms, provisions and Sections of the Loan Agreement shall remain unchanged and in place unless specifically changed herein.

IN WITNESS WHEREOF, this Amendment Number One to the Loan Agreement dated September 14, 2015 is duly executed and delivered as of March 13, 2017.

Track Group, Inc.

Sapinda Asia Limited

By:_/s/ Guy Dubois____________________

By:___/s/Lars Windhorst__________

Guy Dubois, CEO and Chairman

Lars Windhorst, Director

By:____/s/ Theresa Tsang_________

Theresa Tsang, Director

Amendment Number One to Loan Agreement